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NPTEST HOLDING CORPORATION

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      The following are presentation slides shown to investors of NPTest Holding Corporation on February 24, 2004:

Creating an Industry Leader

Overview

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements of expected synergies, accretion, timing of the transaction, industry leadership, execution of integration plans, customer solutions, profitability, distribution channels, and management and organizational structure are all forward-looking statements. Please see the risks that are described from time to time in Credence and NPTest Securities and Exchange Commission reports (including, but not limited to Credence’s annual report on Form 10-K for the year ended October 31, 2003 and NPTest’s Form S-1 filed on December 4, 2003, and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Credence’s or NPTest’s results could differ materially from Credence’s or NPTest’s expectations in these statements. Credence and NPTest assume no obligation and do not intend to update these forward-looking statements.

Additional Information

Additional Information and Where to Find It

  Credence and NPTest will file a joint proxy statement/prospectus with the SEC in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Credence are available free of charge by contacting Credence Investor Relations, 1421 California Circle, Milpitas, California 95035, (408) 635-4300, and documents filed with the SEC by NPTest are available free of charge by contacting NPTest Investor Relations, 150 Baytech Drive, San Jose, California 95134, (408) 586-8200.

Participants in Solicitation

  Credence and NPTest, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Credence and NPTest in connection with the merger and related items. Information regarding the directors and executive officers of Credence and their ownership of Credence shares is set forth in the proxy statement for Credence’s 2003 annual meeting of shareholders. Information regarding the directors and executive officers of NPTest and their ownership of NPTest stock is set forth in NPTest’s Form S-1, which was filed with the SEC on December 4, 2003. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement/prospectus when it becomes available.

Transaction Summary Overview

Consideration	•	0.800 Credence shares for each NPTest share
	•	$5.75 in cash
	•	NPTest shareholder pro forma ownership of approximately 30%

Timeline	•	Target closing end of June 2004

Financial Impact	•	Accretive to Credence’s earnings in FY2005

Identity	•	Combined company to be called “Credence Systems Corporation”
	•	Will continue to trade on the NASDAQ National Market under the ticker “CMOS”

Key Conditions	•	Credence and NPTest shareholder approval
	•	Regulatory approval and other customary conditions

Transaction Summary Overview

Key Metrics	•	Critical mass: Pro forma revenue run rate of approximately $500 million
	•	Financial flexibility: Pro forma cash balance of approximately $200 million
	•	Global presence: Approximately 2,000 employees worldwide

Leadership	•	Chairman and CEO: Graham Siddall
	•	Vice Chairman: Ashok Belani
	•	President and COO: David Ranhoff
	•	CFO: John Detwiler
	•	Sr. Vice President: Jean-Luc Pelissier

Board of Directors	•	Existing Credence Board of Directors
	•	Dipanjan Deb (NPTest Board member)
	•	Ashok Belani, President and CEO, NPTest

Strategic Rationale

Position	•	Responding to the challenge of consolidation
	•	Leading pure play in Non-DRAM semiconductor test

Technology	•	Leading technologies in debug, characterization and production test
		—	Proven technology in SoC, RF, analog/mixed signal and Flash memory
		—	Proven technology in photon probe and FIB circuit edit
		—	Applied technology to reduce the cost of test

Products	•	Comprehensive product portfolio
		—	Expands served market in production test
		—	Increases TAM in Engineering, Debug and Characterization market

Channel	•	Enhanced sales and distribution
		—	Critical mass in key geographies and strategic accounts

Financial	•	Accretive to Credence’s earnings in FY2005
	•	Significant financial synergies
		—	$25M cost reduction opportunity in FY2005

Combining Strength

•	Founded in 1978	•	Established by Fairchild in 1965
•	Headquarters in Milpitas, CA	•	Headquarters in San Jose, CA
•	1100 employees	•	900 employees
•	Strength in OSATs	•	Strength in IDMs
•	RF, analog, mixed signal, automotive	•	High-end SoC and MPU expertise
	and flash expertise	•	Electron beam/laser voltage probe and
•	Photon probe and X-Ray detection		FiB debug circuit edit technology for
	technology for engineering debug		engineering debug
•	Strong worldwide sales, service and	•	Strong services business
	support channel	•	153 Patents
•	141 Patents

High Growth End-User Market

Market Opportunity – $3.5B in 2004

Design and prototyping
High volume production
Design, Simulation & DFT
Mask set generation
Prototype wafer lot
Design Validation
Device Character-ization
Front End
Wafer Manuf.
Back End
Assembly Burn in and Final Test
Redesign Loop
Process Character-ization
Failure Analysis
Yield Improvement Loop
IC Validation, Debug and Characterization Equipment
Functional & Structural Test Equipment Wafer & Final test
Product & Test Engineering Services

Serving Growth Market Segments

Products in Growth Segments

     Source: Dataquest 11/03

Complementary Technologies

Expanding Production Test Portfolio

Major Market Segments	SAM Total Approx. $3B	Credence	NPTest
Flash Memory	$440M	Kalos
Digital/Logic	$600M		DeFT Sapphire
Analog/Linear/Discrete	$118M	ASL 1000
Automotive	$100M	Falcon
Mixed Signal	$920M	ASL 3000 Octet	EXA 3000 Sapphire
RF/Microwave	$203M	ASL 3000RF
SoC	$495M	Octet	EXA 3000 Sapphire

Source: Dataquest 11/03

Extending Customer Base

Delivering Customer Satisfaction

•	Top two ATE companies in VLSI survey
•	Customers’ satisfaction vital in aggressive market conditions

Financials

Current Financial Performance

	Quarter Ended January 31, 2004	Quarter Ended December 31, 2003

Revenue	$68M	$55M	$123M

Gross Margin	47% = $32M	34% = $19M	41% = $51M

R&D	22% = $15M	19% = $10M	20% = $25M

SG&A	35% = $24M	21% = $12M	29% = $36M

Operating Profit	(10%) = ($7M) [1]	(6%) = ($3M) [2]	(8%) = ($10M)

The New Credence – Creating a top tier test company

Note:
1 Excludes amortization expense of $2.6M and restructuring expense of $0.6M
2 Reflects “non GAAP” financials, which exclude amortization expenses and IPO recapitalization expenses

Proposed Transaction Timeline

Note:
1 Assumes SEC comments. If no SEC comments, closing is projected to occur at the end of May

Strength Through the Cycle

CMOS and NPTT Revenue
350
300
250
200
150
100
50
0

	Q200	Q300	Q400	Q101	Q201	Q301	Q401	Q102	Q202	Q302	Q402	Q103	Q203	Q303	Q403	Q104
NPTT	53	74	77	82	69	50	39	63	68	63	64	50	59	59	58	55
CMOS	154	204	225	136	76	53	37	34	39	48	43	37	43	46	58	68

CMOS NPTT

Winning Combination

•	Leading pure play in non-DRAM semiconductor test
•	Highly synergistic products in growth markets
	—	Expands served market
	—	Cost of Test leadership
	—	Complete design-to-test solution
•	Strong technology portfolio
	—	High-end SoC, RF, analog/mixed signal, flash, debug and diagnostic
•	Complementary customer bases
•	Enhanced sales and distribution channels
•	Proven management team
•	Strong earnings growth driven by scale and synergies
	—	Strength in both upturns and downturns